                                                                 DAVIS NEW YORK
                                                                   VENTURE FUND







                                                                  ANNUAL REPORT
                                                                  JULY 31, 1998














[PICTURE]
















                                                              [DAVIS FUND LOGO]

DAVIS NEW YORK VENTURE FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
===============================================================================

Dear Shareholder:

MARKET OVERVIEW

Earnings are the lifeblood of the market and the reason why, over generations, stocks tend to do better than bonds.(1) This concept can be clearly illustrated if you think in terms of your son's or daughter's earning power. Let's say you have this choice: You could receive 1% of your child's first-year salary after college, fixed at that level every year for the next 30 years. Or you could receive 1% of whatever your child's salary turns out to be in each of the next 30 years.

In the first case, your dollar return would be the same for 30 years, which is equivalent to the fixed-coupon return from a bond. In the second case, your dollar return would vary with earning power, which is equivalent to the variable return of a stock. So the level of salary or earnings going forward is critical. If you believe your son's or daughter's income stream will expand over 30 years, you would be better off with the second choice, just as you would be better off investing in the stock of a company whose earnings grow over the next three decades than in a fixed-return investment like a bond.

If you are going to invest successfully in stocks, you have to think in terms of the future. You can't just research the past and expect that will help you too much in understanding the future. Life is always changing, and companies are always changing, which is why we are continually researching projected long-term earnings trends.

Today, we are at a point where there are large crosscurrents in the earnings picture, at least for the near term. Corporate earnings are being hurt by the General Motors strike, the deepening Asian crisis, the fiercely competitive business environment, a lack of pricing power, and currency translation problems related to the strengthening U.S. dollar.

In addition to these negatives, we believe earnings sometimes are being overstated by the use of aggressive accounting practices. These include taking up-front write-offs for restructuring charges that may mask ongoing business problems, as well as the extensive use of stock options, which tends to understate the real compensation costs of a business.

Given this uncertain earnings outlook, we anticipate a choppy market environment, where individual stocks will understandably react to strength or weakness in earnings reports. Furthermore, it seems that more earnings reports are coming in below earlier estimates, indicating a loss of momentum in earnings trends. As a result, we expect there will be a loss of momentum in the stock market.

The best case scenario, in our view, would be sort of a stealth correction or a rotational adjustment in which prices of individual stocks or industry groups are corrected based on disappointing earnings results. But there is always the possibility that we will have a broader correction because valuation levels are historically high and priced for a good economic outlook in terms of inflation, interest rates and earnings.

Such an environment, of course, creates not only risk but opportunity if the market overreacts and punishes stocks too harshly for short-term earnings disappointments. As long-term investors, we don't use the latest quarterly earnings as the only benchmark for valuing a stock. Instead, we try to develop a normalized growth trend for earnings power that disregards short-term peaks and valleys. Our objective is to find companies with growing normalized earnings that are selling at reasonable prices.

DAVIS NEW YORK VENTURE FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
===============================================================================

We've said before that investors should lower their expectations and that the market is overdue for a correction. But we don't think we're at the end of the game. The best approach is to take advantage of volatility through dollar cost averaging(2), rather than plunging in and out of the market, and to stay aboard for the long voyage because the earning power of companies--like the earning power of college graduates--tends to grow over decades.

Sincerely,

/s/ Shelby M.C. Davis

Shelby M.C. Davis
Chief Investment Officer

August 31, 1998

DAVIS NEW YORK VENTURE FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

PERFORMANCE OVERVIEW

o For the fiscal year ended July 31, 1998, the Davis New York Venture Fund's Class A shares returned 11.16% on net asset value(3) compared to a return of 19.28% for the Standard & Poor's 500 Index.(4)

o As long-term investors, our objective to build wealth through multiyear compounding of growth. Since the fund was founded on February 17, 1969, its Class A shares have outperformed the S&P 500 Index in 22 out of 29 years, generating an average annual total return since inception of 15.07%.

o According to The Value Line Mutual Fund Survey, "the fund's performance is almost unparalleled over the long haul. Its longer-term returns rank at the top of the Growth category, without exposing shareholders to excessive levels of volatility. Investors seeking growth through exposure to large companies have an excellent choice here."(5)

o Furthermore, the Davis New York Venture Fund ranked as the seventh best-performing stock fund of the bull market in Money magazine's "Midyear Investment Report '98." According to Money, the fund produced an annualized gain of 21.8% since August 1, 1982, and the value of an $1,000 investment made on that date grew to $23,085.(6)

o In addition, as of July 31, 1998, the fund's Class A shares held Morningstar's highest overall rating of ***** (five stars) for risk-adjusted performance out of 2,572 domestic equity funds.(7)

FEINBERG NAMED AS CO-PORTFOLIO MANAGER OF DAVIS NEW YORK VENTURE FUND

Kenneth Charles Feinberg was named Co-Portfolio Manager of Davis New York Venture Fund in May 1998, joining Christopher C. Davis who has been the fund's sole manager since February 1997. "I am delighted that my partner Ken Feinberg has joined me as portfolio manager for Davis New York Venture Fund," says Chris Davis. "Over the last five years, shareholders have already benefited from Ken's contribution of such investment ideas as McDonald's, Allstate and American Express(8). In an industry that often seems dominated by short-term traders and speculators, Ken's patient and thorough analysis stands out."

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q.  How would you characterize the fund's performance so far this year?

A. The fund's return for the six-month period was good in absolute terms--particularly after two exceptional years--but it was disappointing relative to the even stronger performance of the S&P 500. Although we do not focus on short-term performance, it's worth reflecting on both the exceptional strengths and the weaknesses contained within the fund's results.

DAVIS NEW YORK VENTURE FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS-CONTINUED

As long-term shareholders, we employ a fundamental investment approach that focuses on the recognition that stocks are not just pieces of paper, but represent ownership interests in real businesses. As a result, our investment process has always boiled down to two questions: What kind of businesses do we want to own, and how much should we pay for them?

We like to buy high-quality companies with these characteristics: exceptional management, a high return on capital, a lean expense structure, a dominant share in a growing market, products or services that do not become obsolete, a strong balance sheet, and successful international operations.

But we also adhere closely to a price discipline that we believe helps mitigate risk. This discipline may prevent us from buying many high-quality companies when we think their valuations are too high. In the first half of 1998, this discipline hurt our relative performance as many companies that fit our quality and growth criteria but fell well outside our price discipline surged to even higher levels of valuation. This was particularly evident in the pharmaceutical and consumer sectors.

At the other extreme, many companies that look cheap but do not measure up to our quality criteria performed strongly in the first half. Because companies such as Apple Computer and Kmart do not have the long-term competitive advantages we look for, shareholders of Davis New York Venture Fund did not benefit from their strong performance either.

Although we are disappointed with these short-term results, we will stick to our principles of focusing on both quality and price in our investment process. We think this is a sound method of building and preserving wealth over time, and we are comfortable with the long-term results.

My grandfather once said, "If you don't admit your mistakes, you don't learn from them." With this in mind, we must note that the fund's holdings in the energy sector performed poorly during this period. At first, this poor performance seemed due to the short-term impact of a warm winter and inventory reductions in Asia. But it has become obvious that there has been a more serious deterioration in industry fundamentals. In particular, the dramatic slowdown of the Asian economies has created a meaningful imbalance between supply and demand. This imbalance doesn't seem likely to improve for several years. Although we have added slightly to our favorite holdings, particularly Schlumberger, we have sold our holdings in some companies where we feel the recovery has stretched out much further, and our net holdings in this area are now significantly lower.(8)

Q. What other important developments affected portfolio performance in the first half?

A. One unprecedented occurrence in the first half was the fact that five of our largest holdings were involved in major mergers. Two of these companies actually merged with one another, namely Citicorp and Travelers. Although there was short-term elation when the merger was announced, the stocks subsequently fell some 15% to 20% from their highs. Skeptics point out differences in cultures within the two organizations. But we think both companies have exceptional management and strong shareholder cultures, and we hope this merger will

DAVIS NEW YORK VENTURE FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS-CONTINUED

prove out in time. Further, we are reminded that the "culture clash" argument was levied against two of our other holdings that merged last year--namely Morgan Stanley and Dean Witter--and yet the resulting company has performed exceptionally well.

Two other bank mergers in our top 10 holdings included the Wells Fargo merger with Norwest and the BankAmerica merger with NationsBank. In both cases, we feel that strong, well-managed banking franchises are being brought together--resulting in greater geographic diversity and perhaps more cross-selling opportunities. These stocks have been weak since the merger announcements as speculators who were looking for the short-term gratification of a big takeover premium sold their shares. At today's prices, we think these first-rate financial companies look like sound businesses selling at reasonable prices.

Finally, one of our largest holdings, General Reinsurance, recently announced that it will be acquired by Berkshire Hathaway, the Omaha-based company run by legendary investor Warren Buffett. In this case, although we are somewhat disappointed that the price was not higher, we recognize the strategic fit and we are proud to be part of this exceptional organization.

In summary, the decent but disappointing results of this first half reflect both pockets of exceptional strengths and weaknesses within the portfolio. In the longer run, we remain confident that our strategy of buying first-rate companies with a strict price discipline should continue to serve our shareholders well.

--------------
This Annual Report is furnished to you by Davis Distributors, LLC, which acts as the distributor for the Davis New York Venture Fund. This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of the Davis New York Venture Fund which contains more information about fees and expenses. Please read the prospectus carefully before investing or sending money.

DAVIS NEW YORK VENTURE FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

(1) Historically, common stocks have provided investors higher long-term returns than bonds. Past performance is not a guarantee of future results.

(2) Neither dollar cost averaging, nor any other mechanical system can guarantee a profit. Such a plan does not protect against loss in declining markets.

(3) Average annual total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased.

* (Without a 4.75% sales charge taken into consideration for the period ended July 31, 1998)

--------------------------------------------------------------------------------------------------
FUND NAME                  1 YEAR            5 YEAR          10 YEAR        INCEPTION
--------------------------------------------------------------------------------------------------
New York Venture A         11.16%            21.73%          20.18%         15.07% - 02/17/69
--------------------------------------------------------------------------------------------------

** (WITH a 4.75% Sales Charge taken into consideration for the period ended
   July 31, 1998)

--------------------------------------------------------------------------------------------------
FUND NAME                  1 YEAR            5 YEAR          10 YEAR        INCEPTION
--------------------------------------------------------------------------------------------------
New York Venture A         5.88%             20.55%          19.59%         14.88% - 02/17/69
--------------------------------------------------------------------------------------------------

(4) The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the S&P 500 Index.

(5) Source:  The Value Line Mutual Fund Survey, July 21, 1998

(6) Source: Money Magazine, August 1998, based on Morningstar data.

(7) Morningstar proprietary ratings reflect historical risk-adjusted performance as of July 31, 1998. The ratings are subject to change every month, Morningstar ratings are calculated from a fund's 3, 5 and 10 year average annual returns (based on available track records) in excess of 90-day Treasury bill (T-bill) returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the nest 22.5% receive two stars, and the next 10% receive one star. The Class A shares of the Davis New York Venture Fund received five stars (among 709 funds) for the 10-year period, four stars (among 1,494 funds) for the five-year period, and four stars (among 2,572 funds) for the three-year period. Star ratings for the funds other classes of shares may vary and are available only for those classes with at least three years of performance history.

(8) Portfolio holdings are subject to change.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS A SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
===============================================================================

Average Annual Total Return For the Periods ended July 31, 1998.

  ----------------------------------------------------------------
  CLASS A SHARES
  (This calculation includes an initial sales charge of 4 3/4%).
  One Year ........................................    5.88%
  Five Years........................................   20.55%
  Ten Years.........................................   19.59%
  ----------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis New York Venture Fund, Class A Shares on July 31, 1988 and paid a 4 3/4% sales charge. As the chart shows, by July 31, 1998 the value of your investment would have grown to $59,928 - a 499.28% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $54,287 - a 442.87% increase.

                     S&P 500            DNYVF-A
                     -------            -------
Jul-88              10,000.00           9,525.00
Jul-89              13,180.00          12,710.01
Jul-90              14,017.59          13,741.80
Jul-91              15,811.14          15,705.17
Jul-92              17,828.64          18,638.48
Jul-93              19,374.21          22,421.53
Jul-94              20,379.73          23,745.89
Jul-95              25,681.51          30,206.88
Jul-96              29,921.53          34,157.34
Jul-97              45,504.66          53,909.67
Jul-98              54,287.06          59,928.02


Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS B SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
===============================================================================

Average Annual Total Return For the Periods ended July 31, 1998.

  ----------------------------------------------------------------
  CLASS B SHARES
  (This calculation includes any applicable contingent
  deferred sales charge.)
  One Year...........................................    6.22%
  Life of Class (December 1, 1994 through
  July 31, 1998) ....................................   28.93%
  ----------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis New York Venture Fund, Class B Shares on December 1, 1994 (inception of class). As the chart shows, by July 31, 1998 the value of your investment (less applicable contingent deferred sales charges) would have grown to $25,382 - a 153.82% increase on your initial investment. For comparison, the S&P 500 is also presented on the chart below.

                S&P 500             DNYVF-B
                -------             -------
Dec-94         10,000.00           10,000.00
Jul-95         12,610.00           13,262.87
Jul-96         14,691.91           14,833.80
Jul-97         22,343.46           23,210.48
Jul-98         26,655.75           25,381.82

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS C SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
===============================================================================

Average Annual Total Return For the Periods ended July 31, 1998.

  ----------------------------------------------------------------
  CLASS C SHARES
  (There is no contingent deferred sales charge applicable to this calculation.)
  One Year.............................................     9.27%
  Life of Class (December 20, 1994 through
  July 31, 1998) ......................................    28.91%
  ----------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis New York Venture Fund, Class C Shares on December 20, 1994 (inception of class). As the chart shows, by July 31, 1998 the value of your investment would have grown to $25,034 - a 150.34% increase on your initial investment. For comparison, the S&P 500 is also presented on the chart below.

                S&P 500            DNYVF-C
                -------            -------

Dec-94         10,000.00          10,000.00
Jul-95         12,457.00          12,965.94
Jul-96         14,513.65          14,497.33
Jul-97         22,072.36          22,701.30
Jul-98         26,332.33          25,033.85

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS Y SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
===============================================================================

Average Annual Total Return For the Periods ended July 31, 1998.


  ----------------------------------------------------------------
  CLASS Y SHARES
  (There is no sales charge applicable to this calculation.)
  One Year.............................................    11.48%
  Life of Class (October 2, 1996 through
  July 31, 1998) ......................................    29.91%
  ----------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis New York Venture Fund, Class Y Shares on October 2, 1996 (inception of class). As the chart shows, by July 31, 1998 the value of your investment would have grown to $16,132 - a 61.32% increase on your initial investment. For comparison, the S&P 500 is also presented on the chart below. With dividends reinvested, the same $10,000 investment would have grown to $16,827 - a 68.27% increase.

                S&P 500             DNYVF-Y
                -------             -------
Oct-96         10,000.00           10,000.00
Jul-97         14,105.00           14,339.62
Jul-98         16,827.27           16,131.68

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
PORTFOLIO HOLDINGS AS OF JULY 31, 1998
===============================================================================

PORTFOLIO MAKEUP (% OF FUND NET ASSETS)      SECTOR WEIGHTINGS (% OF PORTFOLIO)
---------------------------------------      ----------------------------------

              Cash % Cash                        Consumer            Other
              Equivalents                        Products            7.7%
                  7.6%                             4.7%
                                                                    Banking
             Common Stocks                       Insurance           17.6%
                 91.6%                             14.9%
                                                                Pharmaceuticals
               Preferred                        Electronics          5.2%
                 Stocks                            5.0%
                  0.8%                                            Technology
                                                   Real              12.9%
                                                  Estate
                                                   3.9%             Food &
                                                                  Restaurant
                                                Diversifed           4.8%
                                                 Financial
                                                 Services           Energy
                                                   12.5%             6.9%

                                                 Building
                                                 Materials
                                                   3.9%


TOP 10 HOLDINGS                                                             % OF FUND
STOCK                                      SECTOR                           NET ASSETS
--------------------------------------------------------------------------------------
General Re Corp.                           Property/Casualty Insurance        4.72%
American Express Co.                       Diversified Financial Services     4.65
Wells Fargo & Co.                          Banks and Saving & Loans           4.48
McDonald's Corp.                           Food & Restaurant                  4.10
Citicorp                                   Banks and Saving & Loans           3.80
International Business Machines Corp.      Technology                         3.63
Hewlett-Packard Co.                        Technology                         3.32
BankAmerica Corp.                          Banks and Saving & Loans           3.24
Texas Instruments Inc.                     Electronics                        2.72
Chubb Corp.                                Property/Casualty Insurance        2.47

DAVIS NEW YORK VENTURE FUND
PORTFOLIO ACTIVITY - AUGUST 1, 1997 THROUGH JULY 31, 1998
===============================================================================

NEW POSITIONS ADDED (8/1/97-7/31/98)

(Highlighted positions are those greater than 0.99% of 7/31/98 total net assets.)

                                                                                                  % OF 7/31/98
                                                                              DATE OF 1ST         FUND
SECURITY                                         SECTOR                         PURCHASE          NET ASSETS
--------------------------------------------------------------------------------------------------------------
Applied Materials, Inc.                          Electronics                    12/3/97              1.38%
Barrett Resources, Inc.                          Energy                         6/25/98              0.07%
CenterPoint Properties Corp                      Real Estate                    6/15/98              0.06%
Corn Products International, Inc.                Agriculture                    1/7/98                  -
Devon Energy Corp.                               Energy                         6/30/98              0.41%
Dover Corp                                       Machinery                      6/12/98              0.63%
FDX Corp                                         Transportation                 6/4/98               0.21%
General Growth Properties                        Real Estate                    8/4/97               0.63%
General Growth Properties, 7.25%, Conv. Pfd.     Real Estate                    6/5/98               0.43%
Hasbro, Inc.                                     Toys                           3/25/98              0.52%
Hewlett-Packard, Zero Cpn.,                      Technology                     10/8/97                 -
     10/14/17, Ser. 144A
Household International, Inc.                    Banks and Savings & Loans      4/27/98              0.83%
J. Ray McDermott, S.A.                           Energy                         12/3/97              0.07%
K N Energy, Inc.                                 Energy                         3/4/98               0.15%
Mattel, Inc.                                     Toys                           6/24/98              0.10%
McDermott International, Inc.                    Energy                         12/3/97                 -
Nestle S.A. (Switzerland)                        Consumer Products              9/23/97              0.19%
Norwest Corp                                     Banks and Savings & Loans      6/17/98              0.43%
Pioneer Natural Res                              Energy                        11/21/97                 -
Qwest Communications International, Inc.         Telecommunications             9/17/97                 -
ReliaStar Financial Corp                         Life Insurance                 6/12/98              0.11%
Rouse Co., Ser. B Conv. Pfd                      Real Estate                    9/12/97              0.06%
Salomon Brothers                                 Financial Services             9/24/97                 -
SunTrust Banks, Inc.                             Banks and Savings & Loans      7/20/98              0.44%
Texas Instruments Inc.                           Electronics                    10/14/97             2.72%
Tom Brown, Inc.                                  Energy                         6/25/98              0.04%
Travelers Group Inc.                             Diversified Financial Services 9/24/97              2.24%
Union Pacific Cap Trust, 6.25%,                  Transportation                 3/27/98              0.05%
     Ser. 144A Conv. Pfd
Vulcan Materials Company                         Building Materials             7/9/98               0.33%
Washington Mutual Inc.                           Banks and Savings & Loans      4/23/98                 -

POSITIONS CLOSED (8/1/97-7/31/98) (Gains and losses greater than $3 million are highlighted.)

                                                                                DATE OF
STOCK                                            SECTOR                       FINAL SALE         GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
ALLTEL Corp.                                     Telecommunications             7/14/98          $10,038,234
Archer-Daniels-Midland Co.                       Agriculture                    7/27/98              241,023
Corn Products International, Inc.                Agriculture                    7/30/98              228,224
EVI Weatherford, Inc.                            Energy                         7/8/98            23,579,355
Fort James Corp.                                 Paper Products                 8/14/97            6,176,184
Hewlett-Packard, Zero Cpn., 10/14/17, 144A       Technology                     10/29/97                 -

DAVIS NEW YORK VENTURE FUND
PORTFOLIO ACTIVITY - AUGUST 1, 1997 THROUGH JULY 31, 1998 - CONTINUED
===============================================================================

POSITIONS CLOSED (8/1/97-7/31/98) - CONTINUED (Gains and losses greater than $3 million are highlighted.)

                                                                               DATE OF
STOCK                                            SECTOR                       FINAL SALE         GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
Kimberly-Clark Corp                              Paper Products                 8/15/97            4,053,459
Komag Inc.                                       Technology                     10/15/97          (3,858,538)
McDermott International, Inc.                    Energy                         7/28/98           (2,085,501)
Nabors Industries, Inc.                          Energy                         6/12/98           (2,454,750)
Nike, Inc.                                       Consumer Products              7/9/98           (22,096,159)
Pioneer Natural Res                              Energy                         6/30/98          (10,301,273)
Qwest Communications International, Inc.         Telecommunications             7/7/98            19,522,170
Saul Centers, Inc.                               Real Estate                    12/19/97            (686,951)
Simon DeBartolo Group, Inc.                      Real Estate                    1/7/98                69,959
Sun Microsystems, Inc.                           Technology                     10/17/97           3,862,445
Tosco Corporation                                Energy                         1/15/98            2,944,456
The Walt Disney Company                          Entertainment                  8/14/97            8,267,494
Union Pacific Corp                               Transportation                 7/24/98          (19,281,098)
Washington Mutual Inc.                           Banks and Savings & Loans      5/4/98              (317,913)

DAVIS NEW YORK VENTURE FUND - CLASS A SHARES
ILLUSTRATION OF THE GROWTH OF AN ASSUMED INVESTMENT OF $10,000
===============================================================================

ILLUSTRATION OF THE GROWTH OF AN ASSUMED INVESTMENT

WITH DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS ACCEPTED IN ADDITIONAL SHARES

The chart below reflects an assumed investment of $10,000 covering the period from February 17, 1969 to July 31, 1998, the life of the Company. The period was one in which common stock prices fluctuated and was characterized by periods of substantial market advances as well as periods of substantial market declines. The results should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Company today.


          Value of      Value of     Value of     Cost of   Cost of Shares Purchased Through
           Initial       Shares       Shares       Shares      Distributions - $193,812                Cost of Original Investment
         ----------     ---------    ---------    ---------  ----------------------------------------  ----------------------------
1969      $9,574.11        $0.00        $0.00        $0.00           $0.00                                  $10,000.00
1970      $7,560.98        $0.00       $96.99        $0.00         $131.58                                  $10,000.00
1971     $10,206.38      $113.29      $130.93       $76.15         $131.58                                  $10,000.00
1972     $12,110.70      $187.61      $155.36      $143.51         $131.58                                  $10,000.00
1973     $10,525.33      $192.52      $364.22      $177.41         $402.76                                  $10,000.00
1974      $7,945.59      $247.26      $274.95      $306.32         $402.76                                  $10,000.00
1975      $8,371.48      $572.10      $324.30      $537.17         $402.76                                  $10,000.00
1976     $10,225.14    $1,007.97      $353.84      $857.06         $402.76                                  $10,000.00
1977     $11,106.94    $1,331.25      $384.35    $1,070.51         $402.76                                  $10,000.00
1978     $13,742.97    $1,985.37      $771.47    $1,331.46         $631.09                                  $10,000.00
1979     $14,549.72    $2,544.00    $1,390.28    $1,749.83       $1,173.85                                  $10,000.00
1980     $17,484.06    $3,674.55    $4,504.18    $2,220.05       $3,333.50                                  $10,000.00
1981     $17,767.36    $4,759.89    $9,242.87    $3,171.12       $7,660.36                                  $10,000.00
1982     $11,069.42    $4,060.53   $12,287.68    $4,381.36      $15,136.73                                  $10,000.00
1983     $17,861.17    $7,918.92   $22,564.15    $5,341.65      $16,862.76                                  $10,000.00
1984     $13,320.83    $6,870.98   $24,507.57    $6,362.33      $25,223.04                                  $10,000.00
1985     $16,341.47    $9,740.36   $35,525.07    $7,505.95      $29,646.99                                  $10,000.00
1986     $20,168.86   $13,630.10   $50,784.18    $8,856.01      $34,759.25                                  $10,000.00
1987     $20,412.76   $14,756.17   $67,395.88    $9,793.46      $48,028.73                                  $10,000.00
1988     $15,140.72   $13,720.06   $70,307.97   $12,274.51      $69,336.58                                  $10,000.00
1989     $18,236.40   $20,147.70   $93,944.91   $15,104.62      $76,277.40                                  $10,000.00
1990     $17,617.26   $24,832.66  $100,621.51   $20,266.71      $85,843.97                                  $10,000.00
1991     $18,480.30   $29,338.64  $115,693.88   $23,117.87      $94,103.41                                  $10,000.00
1992     $20,075.05   $35,872.34  $138,105.50   $26,753.67     $104,935.15                                  $10,000.00
1993     $22,682.93   $43,950.45  $166,806.37   $29,949.76     $114,584.13                                  $10,000.00
1994     $22,589.12   $46,958.73  $177,680.42   $33,051.02     $125,826.18                                  $10,000.00
1995     $27,317.08   $60,054.77  $227,122.37   $35,524.58     $135,102.02                                  $10,000.00
1996     $28,592.88   $66,292.19  $260,842.92   $38,777.04     $157,001.91                                  $10,000.00
1997     $43,063.90  $105,131.93  $413,416.38   $42,993.52     $173,399.35                                  $10,000.00
1998     $45,695.00  $118,212.00  $462,430.00   $48,650.02     $193,811.95                                  $10,000.00


No adjustment has been made for any income taxes payable by shareholders on capital gain distributions and dividends invested in shares. This illustration reflects no sales charge.

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS
July 31, 1998

===============================================================================
                                                                      VALUE
  SHARES                               SECURITY                     (NOTE 1)
-------------------------------------------------------------------------------
COMMON STOCK - (91.54%)

AEROSPACE - (1.17%)

 3,533,000        Boeing Co................................   $     137,124,562
                                                              -----------------
BANKS AND SAVINGS & LOANS - (16.20%)

 1,864,125        Banc One Corp............................          96,351,961
 4,223,400        BankAmerica Corp.........................         379,050,150
 2,616,171        Citicorp.................................         444,749,070
    30,000        First Union Corp.........................           1,807,500
   474,400        Golden West Financial Corp. .............          43,822,700
 1,950,000        Household International, Inc.............          97,012,500
    21,493        NationsBank Corp. .......................           1,714,067
 1,400,000        Norwest Corp.............................          50,312,500
 1,035,100        State Street Corp........................          71,745,369
   700,000        SunTrust Banks, Inc......................          51,100,000
   582,000        TCF Financial Corporation................          16,805,250
 2,561,100        U.S. Bancorp.............................         117,810,600
 1,475,100        Wells Fargo & Co.........................         524,951,213
                                                              -----------------
                                                                  1,897,232,880
                                                              -----------------
BUILDING MATERIALS - (3.60%)

 3,571,300        Martin Marietta Material, Inc............         176,779,350
 7,225,400        Masco Corporation........................         206,375,488
   331,800        Vulcan Materials Company.................          38,157,000
                                                              -----------------
                                                                    421,311,838
                                                              -----------------
CHEMICALS - (0.00%)

     6,000        Dow Chemical Co..........................             544,500
                                                              -----------------
COMMERCIAL SERVICES - (0.00%)

     5,000        Nielsen Media Research...................              20,625
                                                              -----------------
CONSUMER PRODUCTS - (4.38%)

    80,200        Coca-Cola Company........................           6,471,137
    30,000        Fortune Brands, Inc......................           1,108,125
    30,000        Gallaher Group PLC - ADR.................             768,750
    15,640        Nestle S.A. (Switzerland) ADR (144A) (b).           1,624,374
    10,800        Nestle S.A. (Switzerland)................          22,433,277
 2,002,600        Nestle S.A. (Switzerland)
                    (Sponsored ADR for Reg. Shrs.).........         207,990,437
 6,218,800        Philip Morris Cos., Inc..................         272,461,175
                                                              -----------------
                                                                    512,857,275
                                                              -----------------
DIVERSIFIED - (0.06%)

    80,240        General Electric Co......................           7,166,435
                                                              -----------------
DIVERSIFIED FINANCIAL SERVICES - (7.79%)

 4,937,000        American Express Co......................         544,921,375

                                      15

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
July 31, 1998
===============================================================================
                                                                      VALUE
  SHARES                               SECURITY                     (NOTE 1)
-------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

DIVERSIFIED FINANCIAL SERVICES - CONTINUED

 2,205,600        Freddie Mac .............................   $     104,214,600
 3,917,681        Travelers Group Inc......................         262,484,627
                                                              -----------------
                                                                    911,620,602
                                                              -----------------
ELECTRONICS - (4.63%)

 4,823,600        Applied Materials,  Inc.*................         161,439,862
 2,213,474        Molex Incorporated.......................          62,945,667
 5,363,000        Texas Instruments Inc....................         318,092,938
                                                              -----------------
                                                                    542,478,467
                                                              -----------------
ENERGY - (6.34%)

    13,200        Amerada Hess Corp. ......................             669,075
    19,200        Amoco Corp. .............................             801,600
    32,200        Atlantic Richfield Co. ..................           2,181,550
   238,600        Barrett Resources Corp.*.................           7,784,325
   537,141        British Petroleum Company PLC - ADR......          43,105,565
 2,655,000        Burlington Resources, Inc................          96,243,750
    52,200        Chevron Corp.............................           4,313,025
 1,392,300        Cooper Cameron Corp.*....................          48,817,519
 1,500,000        Devon Energy Corp........................          48,375,000
    12,000        Duke Energy Corp.........................             685,500
   160,800        Exxon Corp...............................          11,276,100
 3,926,700        Halliburton Co...........................         142,588,294
   276,500        J. Ray McDermott, S.A.*..................           7,811,125
   350,000        K N Energy, Inc..........................          17,303,125
    16,000        Mobil Corp...............................           1,116,000
 1,621,870        Noble Affiliates, Inc....................          51,697,106
 3,560,200        Schlumberger Ltd.........................         215,614,613
     8,000        Sempra Energy*...........................             201,500
 1,382,600        Smith International Inc.*................          36,120,425
    16,000        Sonat, Inc...............................             468,000
   293,500        Tom Brown, Inc...........................           4,897,781
                                                              -----------------
                                                                    742,070,978
                                                              -----------------
FOOD & RESTAURANT - (4.43%)

 7,185,400        McDonald's Corp..........................         480,074,538
 1,805,000        Tyson Foods, Inc.........................          39,033,125
                                                              -----------------
                                                                    519,107,663
                                                              -----------------
INTERNATIONAL CLOSED-END INVESTMENT COMPANY - (0.25%)

 4,584,900        Morgan Stanley Asia Pacific Fund Inc.....          29,801,850
                                                              -----------------

                                      16

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
July 31, 1998
===============================================================================
                                                                      VALUE
  SHARES                               SECURITY                     (NOTE 1)
-------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

INVESTMENT FIRMS - (3.65%)

 1,385,000        Donaldson, Lufkin & Jenrette, Inc........   $      73,058,750
   531,300        J.P. Morgan & Co., Inc...................          66,943,800
 3,294,190        Morgan Stanley, Dean Witter &
                    Discover Co............................         286,800,417
                                                              -----------------
                                                                    426,802,967
                                                              -----------------
LIFE INSURANCE - (1.52%)

   247,800        ReliaStar Financial Corp.................          12,297,075
 2,686,475        SunAmerica, Inc..........................         165,050,308
                                                              -----------------
                                                                    177,347,383
                                                              -----------------
MACHINERY - (0.63%)

 2,524,600        Dover Corp...............................          73,371,187
                                                              -----------------
MANUFACTURING - (0.01%)

    30,000        Maytag Corp..............................           1,320,000
                                                              -----------------
MARKETING - (0.00%)

     1,666        ACNielsen Corp.*.........................              43,420
                                                              -----------------
PAPER PRODUCTS - (0.01%)

    12,000        International Paper Co...................             535,500
    16,300        Union Camp Corp..........................             691,731
                                                              -----------------
                                                                      1,227,231
                                                              -----------------
PHARMACEUTICAL AND HEALTH CARE - (4.80%)

 1,434,000        American Home Products Corp. ............          73,851,000
   335,000        Bristol-Myers Squibb Co..................          38,169,062
   391,200        Eli Lilly & Co...........................          26,308,200
     5,000        IMS Health, Inc..........................             314,062
   364,900        Johnson & Johnson........................          28,188,525
   164,500        Merck & Co., Inc.........................          20,284,906
   820,300        Novartis AG - ADR........................          69,180,903
 1,203,200        Pfizer, Inc..............................         132,352,000
 3,017,600        SmithKline Beecham PLC - ADR.............         172,757,600
                                                              -----------------
                                                                    561,406,258
                                                              -----------------
PROPERTY/CASUALTY INSURANCE - (12.21%)

 2,360,716        The Allstate Corp........................         100,182,885
   359,887        American International Group, Inc........          54,275,458
 3,944,800        Chubb Corp...............................         289,449,700
 2,331,500        General Re Corp..........................         552,565,500
 1,400,700        Progressive Corp. (Ohio).................         173,161,538
 1,983,100        Transatlantic Holdings Inc...............         179,222,663
   847,100        20th Century Industries, Inc.............          21,918,713
   323,300        UNUM Corp................................          17,033,869

                                      17

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
July 31, 1998
===============================================================================
                                                                      VALUE
  SHARES                               SECURITY                     (NOTE 1)
-------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

PROPERTY/CASUALTY INSURANCE - CONTINUED

 1,255,050        W.R. Berkley Corp........................   $      42,122,616
                                                              -----------------
                                                                  1,429,932,942
                                                              -----------------
PUBLISHING - (2.09%)

     5,000        Dun & Bradstreet Corp....................             137,187
 1,224,700        Gannett Co., Inc.........................          78,304,256
 1,746,900        Harcourt General, Inc....................          98,590,669
   972,400        The News Corporation Limited - ADR.......          28,321,150
     5,000        R. H. Donnelley Corp.....................              13,750
   581,600        Tribune Co...............................          39,112,600
     1,000        Washington Post Co., Class B.............             544,500
                                                              -----------------
                                                                    245,024,112
                                                              -----------------
REAL ESTATE - (3.05%)

   200,000        CenterPoint Properties Corp..............           6,650,000
   293,560        Crescent Operating, Inc.*................           3,577,762
 3,428,400        Crescent Real Estate Equities, Inc.......         100,709,250
   310,000        Federal Realty Investment Trust..........           7,246,250
 2,017,700        General Growth Properties................          73,393,837
    70,700        Kimco Realty Corp........................           2,615,900
 4,000,500        Rouse Company............................         116,764,594
   344,300        United Dominion Realty Trust, Inc........           4,325,269
 1,048,800        Vornado Realty Trust.....................          37,887,900
   100,700        Weingarten Realty, Investors.............           3,795,131
                                                              -----------------
                                                                    356,965,893
                                                              -----------------
SATELLITE TELECOMMUNICATIONS - (0.19%)

   288,512        Global Star Telecommunications*..........           6,617,744
   546,000        Loral Space & Communications*............          15,117,375
                                                              -----------------
                                                                     21,735,119
                                                              -----------------
TECHNOLOGY - (9.37%)

 7,013,200        Hewlett-Packard Co.......................         389,232,600
 2,272,700        Intel Corp...............................         191,830,084
 3,204,400        International Business Machines Corp.....         424,583,000
 2,334,500        Novellus Systems, Inc.*..................          91,337,313
                                                              -----------------
                                                                  1,096,982,997
                                                              -----------------
TELECOMMUNICATIONS - (2.20%)

 2,887,000        AirTouch Communications, Inc.*...........         169,791,687
 1,655,300        Motorola, Inc............................          86,489,425
    20,000        SBC Communications, Inc..................             817,500
                                                              -----------------
                                                                    257,098,612
                                                              -----------------
TOYS - (0.62%)

 1,680,600        Hasbro, Inc..............................          60,816,712

                                      18

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
July 31, 1998
===============================================================================
                                                                      VALUE
SHARES/PRINCIPAL                       SECURITY                     (NOTE 1)
-------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

TOYS - CONTINUED

   300,000        Mattel, Inc..............................   $      11,531,250
                                                              -----------------
                                                                     72,347,962
                                                              -----------------
TRANSPORTATION - (2.33%)

 1,954,600        Burlington Northern Santa Fe Corp........         201,201,637
   889,016        Canadian National Railway Company........          46,951,157
   400,000        FDX Corp.*...............................          24,275,000
                                                              -----------------
                                                                    272,427,794
                                                              -----------------
UTILITIES - (0.01%)

    10,000        Carolina Power & Light Co. ..............             406,875
    12,000        Edison International ....................             333,000
     6,000        New England Electric System..............             244,500
    16,800        Southern Co. ............................             428,400
     9,000        Wisconsin Energy Corp. ..................             255,938
                                                              -----------------
                                                                      1,668,713
                                                              -----------------
WASTE MANAGEMENT - (0.00%)

     8,700        Waste Management Inc.*...................             479,588
                                                              -----------------

                       Total Common Stocks -
                       (identified cost $7,801,776,343)....      10,717,519,853
                                                              -----------------

PREFERRED STOCK - (0.78%)

   162,856        AirTouch Communications, Inc., 4.25%,
                    Ser. C Conv. Pfd.......................          13,659,547
   200,600        Devon Financing Trust, 6.50%,
                    Conv. Pfd..............................          12,236,600
 2,000,000        General  Growth Properties, 7.25%,
                    Conv. Pfd..............................          50,500,000
   131,900        Rouse Co., Ser. B Conv. Pfd..............           6,496,075
   125,000        Union Pacific Cap Trust, 6.25%, Ser.
                    Conv. Pfd. 144A (b)....................           5,687,500
    60,200        Vornado Realty Trust, 6.50%, Ser. A
                    Conv. Pfd..............................           3,250,800
                                                              -----------------
                           Total Preferred Stocks -
                           (identified cost $86,695,692)...          91,830,522
                                                              -----------------

SHORT TERM INVESTMENTS - (7.59%)

$ 80,400,000      Fannie Mae Discount Note, 5.41%,
                    08/04/98...............................          80,363,753
  46,310,000      Fannie Mae Discount Note, 5.459%,
                    08/10/98...............................          46,246,798
  30,000,000      Fannie Mae Discount Note, 5.47%,
                    08/12/98...............................          29,949,858
  34,335,000      Fannie Mae Discount Note, 5.44%,
                    08/14/98...............................          34,267,551
  33,580,000      Fannie Mae Discount Note, 5.46%,
                    09/11/98...............................          33,371,188
  45,000,000      Federal Home Loan Bank Discount Note,
                    5.435%, 08/28/98.......................          44,816,570

                                      19

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
July 31, 1998
===============================================================================
                                                                      VALUE
  PRINCIPAL                            SECURITY                     (NOTE 1)
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - CONTINUED

$ 37,820,000      Freddie Mac Discount Note, 5.44%,
                    08/03/98...............................   $      37,808,570
  42,135,000      Freddie Mac Discount Note, 5.42%,
                    08/05/98...............................          42,109,625
  37,320,000      Freddie Mac Discount Note, 5.45%,
                    08/06/98...............................          37,291,751
  38,225,000      Freddie Mac Discount Note, 5.42%,
                    08/07/98...............................          38,190,470
  20,000,000      Freddie Mac Discount Note, 5.44%,
                    08/13/98...............................          19,963,733
  19,015,000      Freddie Mac Discount Note, 5.45%,
                    08/17/98...............................          18,968,941
   5,325,000      Freddie Mac Discount Note, 5.46%,
                    08/18/98...............................           5,311,270
  24,300,000      Freddie Mac Discount Note, 5.49%,
                    08/19/98...............................          24,233,297
  18,600,000      Freddie Mac Discount Note, 5.465%,
                    08/20/98...............................          18,546,352
  43,450,000      Freddie Mac Discount Note, 5.46%,
                    08/21/98...............................          43,318,202
  34,270,000      Freddie Mac Discount Note, 5.43%,
                    08/27/98...............................          34,135,604
  50,000,000      Freddie Mac Discount Note, 5.46%,
                    08/31/98...............................          49,772,500
  49,720,000      Freddie Mac Discount Note, 5.42%,
                    09/01/98...............................          49,487,946
  20,935,000      Freddie Mac Discount Note, 5.44%,
                    09/03/98...............................          20,830,604
  21,700,000      Freddie Mac Discount Note, 5.46%,
                    09/04/98...............................          21,588,100
  43,325,000      Freddie Mac Discount Note, 5.415%,
                    09/08/98...............................          43,077,362
  50,000,000      Freddie Mac Discount Note, 5.42%,
                    09/09/98...............................          49,706,417
  40,500,000      Freddie Mac Discount Note, 5.41%,
                    09/25/98...............................          40,165,256
  24,850,000      Freddie Mac Discount Note, 5.46%,
                    09/30/98...............................          24,623,865
                                                                ---------------
                       Total Short Term Investments -
                       (identified cost $888,145,583)......         888,145,583
                                                                ---------------
                       Total Investments - (identified
                       cost $8,776,617,618)(99.91%)(a).....      11,697,495,958
                       Other Assets Less Liabilities-
                       (0.09%).............................          10,460,078
                                                                ---------------
                             Net Assets - (100%)...........     $11,707,956,036
                                                                ===============

(a) Aggregate cost for Federal Income Tax purposes is $8,776,590,326. At July 31, 1998 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

                    Unrealized appreciation................     $ 3,105,893,235
                    Unrealized depreciation................        (184,987,603)
                                                                ---------------
                       Net appreciation....................     $ 2,920,905,632
                                                                ===============

(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $7,311,874 and 0.06% of the Fund's total net assets as of July 31, 1998.

*    Non-Income Producing Security

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES
At July 31, 1998
===============================================================================

ASSETS:

Investments in securities, at value (identified cost
   $8,776,617,618) (see accompanying Schedule of
   Investments)............................................   $ 11,697,495,958
Cash.......................................................            152,067
Receivables:
    Investment securities sold.............................        10,498,800
    Capital stock sold.....................................        59,616,929
    Dividends and interest.................................         8,889,455
    Note receivable (Note 7)...............................           375,000
Other assets...............................................            51,143
                                                              ---------------
         Total assets......................................    11,777,079,352
                                                              ---------------

LIABILITIES:
Payables:

    Investment securities purchased........................        48,660,911
    Capital stock redeemed.................................         8,088,091
Accrued expenses...........................................        12,210,332
Other liabilities..........................................           163,982
                                                              ---------------
         Total liabilities.................................        69,123,316
                                                              ---------------

NET ASSETS ................................................   $11,707,956,036
                                                              ===============

NET ASSETS CONSIST OF:

Par value of shares of capital stock.......................   $    24,178,239
Additional paid-in capital.................................     8,739,334,185
Undistributed net investment income........................         4,597,468
Net unrealized appreciation on investments.................     2,920,878,340
Accumulated net realized gains  from investments and
  foreign currency transactions............................        18,967,804
                                                              ---------------
         Net assets........................................   $11,707,956,036
                                                              ===============

CLASS A SHARES

    Net assets.............................................   $ 6,457,596,157
    Shares outstanding.....................................       265,687,099
    Net asset value and redemption price per share.........          $  24.31
                                                                     ========
    Maximum offering price per share (100/95.25 of $24.31).          $  25.52
                                                                     ========
CLASS B SHARES

    Net assets.............................................   $ 3,123,436,100
    Shares outstanding.....................................       130,163,173
    Net asset value and redemption price per share.........          $  24.00
                                                                     ========
CLASS C SHARES

    Net assets.............................................   $ 1,391,442,392
    Shares outstanding.....................................        57,761,591
    Net asset value and redemption price per share.........          $  24.09
                                                                     ========
CLASS Y SHARES

    Net assets.............................................   $   735,481,387
    Shares outstanding.....................................        29,952,927
    Net asset value and redemption price per share.........          $  24.55
                                                                     ========

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS NEW YORK VENTURE FUND
STATEMENT OF OPERATIONS
For the year ended July 31, 1998
===============================================================================

INVESTMENT INCOME:

Income:

    Dividends.................................................   $ 101,748,693
    Interest .................................................      48,913,331
                                                                 -------------
            Total income......................................     150,662,024

Expenses:

    Management fees (Note 3)..................   $  47,535,606
    Custodian fees............................       1,328,490
    Transfer agent fees
         Class A..............................       4,824,307
         Class B..............................       4,285,186
         Class C..............................       1,149,448
         Class Y..............................           4,156
    Audit fees................................          48,813
    Legal fees................................         259,347
    Accounting fees (Note 3)..................         416,664
    Reports to shareholders...................       1,077,370
    Directors'  fees and expenses.............         250,531
    Registration and filing fees..............       1,046,123
    Miscellaneous.............................         139,205
    Payments under distribution
      plan (Note 4)

         Class A..............................      11,710,409
         Class B..............................      20,695,694
         Class C..............................       9,471,710
                                                 -------------
             Total expenses...................................     104,243,059
             Expenses paid indirectly  (Note 6)...............         (47,671)
                                                                 -------------
             Net expenses.....................................     104,195,388
                                                                 -------------
                 Net investment income........................      46,466,636
                                                                 -------------

REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS:

Net realized gain (loss) from:

    Investment transactions...................................     103,986,109
    Foreign currency  transactions............................          (6,297)
Net increase in unrealized appreciation of

    investments...............................................     760,284,850
                                                                 -------------
Net realized and unrealized gain on investments...............     864,264,662
                                                                 -------------
Net increase in net assets resulting from operations..........   $ 910,731,298
                                                                 =============

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS NEW YORK VENTURE FUND
STATEMENT OF CHANGES IN NET ASSETS
===============================================================================

                                                                       YEAR ENDED        YEAR ENDED
                                                                        JULY 31,          JULY 31,
                                                                          1998              1997
                                                                          ----              ----
OPERATIONS:
Net investment income.............................................  $    46,466,636   $   31,227,796
Net realized gain from investments and
    foreign currency  transactions................................      103,979,812      284,576,600
Increase in unrealized appreciation of investments................      760,284,850    1,574,058,965
                                                                    ---------------   --------------
    Net increase in net assets resulting

         from operations..........................................      910,731,298    1,889,863,361

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:

    Class A  .....................................................      (44,770,305)     (26,255,863)
    Class B  .....................................................       (3,420,374)      (1,030,857)
    Class C  .....................................................       (1,903,619)        (466,410)
    Class Y  .....................................................       (8,520,851)        (154,449)

Realized gains from investment transactions:

    Class A  .....................................................     (161,900,484)    (102,106,133)
    Class B  .....................................................      (58,984,889)     (18,040,009)
    Class C  .....................................................      (27,202,211)      (8,162,177)
    Class Y  .....................................................      (24,556,619)      (1,801,897)

CAPITAL SHARE TRANSACTIONS (NOTE 5)...............................    4,770,571,698    2,068,532,408
                                                                    ---------------   --------------

    Total increase in net assets..................................    5,350,043,644    3,800,377,974

NET ASSETS:

Beginning of year.................................................    6,357,912,392    2,557,534,418
                                                                    ---------------   --------------

End of year (including undistributed net income of
$4,597,468 and $12,302,594, respectively).........................  $11,707,956,036   $6,357,912,392
                                                                    ===============   ==============

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS
July 31, 1998
===============================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The Fund is a separate series of Davis New York Venture Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is growth of capital. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 1998, amounts have been reclassified to reflect an increase in undistributed net investment income of $4,443,387 and a decrease in additional paid-in capital of $7,590,471 and a decrease in net unrealized appreciation on investments of $3,147,084.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 1998
===============================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principals, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 1998, were $4,962,204,911 and $876,282,140, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Advisory fees are paid to Davis Selected Advisers, L.P. (the "Adviser") at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, 0.55% of the average net assets on the next $2.5 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next $1 billion, 0.52% of the average net assets on the next $1 billion, 0.51% of the average net assets on the next $1 billion and 0.50% of the average net assets in excess of $7 billion.

       The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended July 31, 1998 amounted to $14,004. Boston Financial Data Services is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for the these services for the year ended July 31, 1998 amounted to $1,024,000. State Street Bank & Trust Co. is the Fund's primary accounting provider, fees for such services are included in the custodian fee. The Adviser is also paid for certain accounting services. The fee amounted to $416,664 for the year ended July 31, 1998. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

       The Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the year ended July 31, 1998, SCD received $441,042 in commission on the purchases and sales of portfolio securities in the Fund.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

       CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July  31, 1998
===============================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

       CLASS A SHARES - CONTINUED

During the year ended July 31, 1998, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $38,272,705 from commissions earned on sales of Class A shares of the Fund, of which $5,781,781 was retained by the Underwriter and the remaining $32,490,924 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

       The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the year ended July 31, 1998 was $11,710,409.

       CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       During the year ended July 31, 1998, Class B shares of the Fund made distribution plan payments which included distribution fees of $15,527,658 and service fees of $5,168,036.

       Commission advances by the Distributor during the year ended July 31, 1998 on the sale of Class B shares of the Fund amounted to $73,098,322, of which $72,652,335 was reallowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $93,577,161, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July  31, 1998
===============================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

       CLASS B SHARES - CONTINUED

         A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended July 31, 1998 the Distributor received $2,310,146 in contingent deferred sales charges from Class B shares of the Fund.

         CLASS C SHARES

         Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

         During the year ended July 31, 1998, Class C shares of the Fund made distribution payments of $9,471,710. During the year ended July 31, 1998, the Distributor received $311,622 in contingent deferred sales charges from Class C shares of the Fund.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July  31, 1998
===============================================================================

NOTE 5 - CAPITAL STOCK

       At July 31, 1998, there were 3,000,000,000 shares of capital stock ($0.05 par value per share) authorized, 2,000,000,000 of which shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:

CLASS A
                                                           YEAR ENDED                     YEAR ENDED
                                                          JULY 31, 1998                  JULY 31, 1997
                                                   -----------------------------    ---------------------------
                                                     SHARES           AMOUNT          SHARES         AMOUNT
                                                   -----------    --------------    ----------   --------------
Shares subscribed..............................    110,409,208    $2,590,265,386    62,568,994   $1,170,853,844
Shares issued in reinvestment of distributions.      8,251,609       183,685,625     5,802,406      102,355,058
                                                   -----------    --------------    ----------   --------------
                                                   118,660,817     2,773,951,011    68,371,400    1,273,208,902
Shares redeemed................................    (29,994,547)     (707,226,321)  (32,529,756)   (595,232,360)
                                                   -----------    --------------    ----------   --------------
     Net increase..............................     88,666,270    $2,066,724,690    35,841,644   $  677,976,542
                                                    ==========    ==============    ==========   ==============

CLASS B
                                                            YEAR ENDED                     YEAR ENDED
                                                           JULY 31, 1998                  JULY 31, 1997
                                                    ----------------------------    ---------------------------
                                                      SHARES          AMOUNT          SHARES          AMOUNT
                                                    ----------    --------------    ----------     ------------
Shares subscribed..............................     80,387,670    $1,868,220,520    35,141,408     $659,411,142
Shares issued in reinvestment of distributions.      2,676,634        59,180,842       710,105       12,448,299
                                                    ----------    --------------    ----------     ------------
                                                    83,064,304     1,927,401,362    35,851,513      671,859,441
Shares redeemed................................     (5,734,058)     (134,504,472)   (2,169,646)     (39,943,226)
                                                    ----------    --------------    ----------     ------------
     Net increase..............................     77,330,246    $1,792,896,890    33,681,867     $631,916,215
                                                    ==========    ==============    ==========     ============

CLASS C
                                                            YEAR ENDED                     YEAR ENDED
                                                           JULY 31, 1998                  JULY 31, 1997
                                                    ----------------------------    ---------------------------
                                                      SHARES           AMOUNT         SHARES          AMOUNT
                                                    ----------      ------------    ----------     ------------
Shares subscribed..............................     35,113,179      $818,643,623    18,485,151     $345,126,337
Shares issued in reinvestment of distributions.      1,216,430        26,983,778      275,156         4,837,597
                                                    ----------      ------------    ----------     ------------
                                                    36,329,609       845,627,401    18,760,307      349,963,934
Shares redeemed................................     (3,800,574)      (89,212,903)   (1,280,225)    (23,652,939)
                                                    ----------      ------------    ----------     ------------
     Net increase..............................     32,529,035      $756,414,498    17,480,082     $326,310,995
                                                    ==========      ============    ==========     ============

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July  31, 1998
===============================================================================

NOTE 5 - CAPITAL STOCK - CONTINUED


CLASS Y
                                                            YEAR ENDED                     YEAR ENDED
                                                           JULY 31, 1998                  JULY 31, 1997
                                                    ----------------------------    --------------------------
                                                      SHARES           AMOUNT         SHARES          AMOUNT
                                                    ----------      ------------    ----------    ------------
Shares subscribed..............................     21,252,293      $497,339,664    25,413,416    $480,571,559
Shares issued in reinvestment of distributions.      1,277,781        28,673,414        38,351         681,489
                                                    ----------      ------------    ----------    ------------
                                                    22,530,074       526,013,078    25,451,767     481,253,048
Shares redeemed................................    (15,658,979)     (371,477,458)   (2,369,935)    (48,924,392)
                                                    ----------      ------------    ----------    ------------
          Net increase ........................      6,871,095      $154,535,620    23,081,832    $432,328,656
                                                    ==========      ============    ==========    ============

NOTE 6 - CUSTODIAN FEES

          Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $47,671 during the year ended July 31, 1998.

NOTE 7 - NOTE RECEIVABLE

          At July 31, 1998, Davis New York Venture Fund owned a note receivable from the Robert Plan Corporation in the amount of $375,000. Principal plus accrued interest at 5% over the prime rate of The Chase Manhattan Bank is payable in eight equal installments on July 31, 1997, April 30, 1997, July 31, 1997, October 31, 1997, January 30, 1998, April 30, 1998, July 31, 1998 and
October 30, 1998.

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS A
===============================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                          YEAR ENDED JULY 31,
                                             ---------------------------------------------
                                               1998     1997       1996     1995     1994
                                             -------   ------     ------   ------   ------
Net Asset Value, Beginning of Period.....    $ 22.91   $15.24     $14.56   $12.04   $12.08
                                             -------   ------     ------   ------   ------

Income From Investment Operations

     Net Investment Income...............        .20      .18        .20      .14      .16
     Net Realized and Unrealized Gains...       2.26     8.37       1.64     2.95      .54
                                             -------   ------     ------   ------   ------
       Total From Investment Operations..       2.46     8.55       1.84     3.09      .70

Dividends and Distributions

     Dividends from Net Investment Income       (.23)    (.18)      (.15)    (.12)    (.16)
     Distributions from Realized Gains...       (.83)    (.70)     (1.01)    (.45)    (.58)
                                             -------   ------     ------   ------   ------
       Total  Dividends and Distributions      (1.06)    (.88)     (1.16)    (.57)    (.74)
                                             -------   ------     ------   ------   ------

Net Asset Value, End  of Period..........    $ 24.31   $22.91     $15.24   $14.56   $12.04
                                             =======   ======     ======   ======   ======

Total Return (1).........................      11.16%   57.83%     13.04%   27.21%    5.99%

Ratios/Supplemental Data

     Net Assets, End of Period (000,000
       omitted)..........................     $6.458   $4,055     $2,151   $1,595   $1,077

     Ratio of Expenses to Average Net
       Assets............................        .91%     .89%       .87%     .90%     .87%
     Ratio of Net Investment Income to
       Average Net Assets................        .80%     .98%      1.30%    1.11%    1.19%

     Portfolio Turnover Rate(2)..........         11%      24%        19%      15%      13%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS B
===============================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                                 DECEMBER 1, 1994
                                                                               (INCEPTION OF CLASS)
                                                       YEAR ENDED JULY 31,           THROUGH
                                                ------------------------------       -------
                                                 1998        1997        1996        7/31/95
                                                ------      ------      ------       -------
Net Asset Value, Beginning of Period.......     $22.64      $15.08      $14.43        $10.88
                                                ------      ------      ------        ------
Income From Investment Operations

     Net Investment Income (Loss)..........        .01         .01         .04          (.01)
     Net Realized and Unrealized Gains.....       2.23        8.29        1.62          3.56
                                                ------      ------      ------        ------
       Total From Investment Operations....       2.24        8.30        1.66          3.55

Dividends and Distributions

     Dividends from Net Investment Income..       (.05)       (.04)          -             -
     Distributions from Realized Gains.....       (.83)       (.70)      (1.01)            -
                                                ------      ------      ------        ------
       Total  Dividends and Distributions..       (.88)       (.74)      (1.01)            -
                                                ------      ------      ------        ------

Net Asset Value, End  of Period............     $24.00      $22.64      $15.08        $14.43
                                                ======      ======      ======        ======

Total Return (1)...........................      10.22%      56.47%      11.81%        32.63%

Ratios/Supplemental Data

     Net Assets, End of Period
              (000,000 omitted)............     $3,123      $1,196        $289           $40
     Ratio of Expenses to  Average
              Net Assets...................       1.79%       1.79%(2)    1.73%         1.78%*
     Ratio of Net Investment Income to
              Average Net Assets...........       (.08)%       .07%        .44%          .23%*

     Portfolio Turnover Rate(3)............         11%         24%         19%           15%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.78% for 1997. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized.

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS C
===============================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                                       DECEMBER 20, 1994
                                                                                     (INCEPTION OF CLASS)
                                                       YEAR ENDED JULY 31,                  THROUGH
                                                   ------------------------------           -------
                                                   1998         1997         1996           7/31/95
                                                   ----         ----         ----           -------
Net Asset Value, Beginning of Period........      $22.72       $15.12       $14.47          $11.16
                                                  ------       ------       ------          ------
Income From Investment Operations

     Net Investment Income (Loss)...........         .02          .02          .04            (.01)
     Net Realized and Unrealized Gains......        2.24         8.32         1.62            3.32
                                                  ------       ------       ------          ------
       Total From Investment Operations.....        2.26         8.34         1.66            3.31

Dividends and Distributions

     Dividends from Net Investment Income...        (.06)        (.04)           -               -
     Distributions from Realized Gains......        (.83)        (.70)       (1.01)              -
                                                  ------       ------       ------          ------
       Total Dividends and Distributions....        (.89)        (.74)       (1.01)              -
                                                  ------       ------       ------          ------
Net Asset Value, End  of Period.............      $24.09       $22.72       $15.12          $14.47
                                                  ======       ======       ======          ======

Total Return (1)............................       10.27%       56.59%       11.78%          29.66%

Ratios/Supplemental Data

     Net Assets, End of Period
              (000,000 omitted).............      $1,391         $573         $117             $12
     Ratio of Expenses to  Average
              Net Assets....................        1.71%        1.73%        1.73%           1.78%*
     Ratio of Net Investment Income to
              Average Net Assets............        0.00%         .13%         .44%            .23%*

     Portfolio Turnover Rate(2).............          11%          24%          19%             15%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized.

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
Class Y
===============================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                          OCTOBER 2, 1996
                                                                YEAR    (INCEPTION OF CLASS)
                                                                ENDED         THROUGH
                                                               7/31/98        7/31/97
                                                               -------        -------
Net Asset Value, Beginning of Period...................       $  23.12        $  16.66
                                                              --------        --------
Income From Investment Operations

     Net Investment Income.............................            .24             .15
     Net Realized and Unrealized Gains.................           2.31            7.07
                                                              --------        --------
       Total From Investment Operations................           2.55            7.22

Dividends and Distributions

     Dividends from Net Investment Income..............           (.29)           (.06)
     Distributions from Realized Gains.................           (.83)           (.70)
                                                              --------        --------
       Total  Dividends and Distributions..............          (1.12)           (.76)
                                                              --------        --------
Net Asset Value, End  of Period........................       $  24.55        $  23.12
                                                              ========        ========
Total Return(1)........................................         11.48%          44.71%

Ratios/Supplemental Data

     Net Assets, End of Period (000,000 omitted).......           $735            $534
     Ratio of Expenses to  Average Net Assets..........           .59%           .62%*
     Ratio of Net Investment Income to Average
       Net Assets......................................          1.12%          1.19%*
     Portfolio Turnover Rate(2)........................            11%             24%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized.

DAVIS NEW YORK VENTURE FUND
INDEPENDENT AUDITORS' REPORT
===============================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS NEW YORK VENTURE FUND

       We have audited the accompanying statement of assets and liabilities of Davis New York Venture Fund including the schedule of investments, as of July 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 1997 and the financial highlights for each of the years in the four-year period ended July 31, 1997 were audited by other auditors whose report, dated August 21, 1997, expressed an unqualified opinion on this information.

       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis New York Venture Fund as of July 31, 1998, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                 KPMG PEAT MARWICK LLP

Denver, Colorado
August 28, 1998

                                 DAVIS NEW YORK
                                  VENTURE FUND

               124 East Marcy Street, Santa Fe, New Mexico 87501
===============================================================================
         DIRECTORS                       OFFICERS
         Wesley E. Bass, Jr.             Jeremy H. Biggs
         Jeremy H. Biggs                     Chairman
         Marc P. Blum                    Shelby M. C. Davis
         Andrew  A. Davis                    President
         Christopher C. Davis            Kenneth C. Eich
         Jerry D. Geist                      Vice President
         D. James Guzy                   Sharra L. Reed
         G. Bernard Hamilton                 Vice President,
         LeRoy E. Hoffberger                  Treasurer & Assistant Secretary
         Laurence W. Levine              Thomas D. Tays
         Christian R. Sonne                  Vice President& Secretary
                                         Christopher C. Davis
                                             Vice President
                                         Andrew A. Davis
                                             Vice President
                                         Carolyn H. Spolidoro
                                             Vice President

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico 87501

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

AUDITORS
KPMG Peat Marwick LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202

===============================================================================
FOR MORE INFORMATION ABOUT DAVIS NEW YORK VENTURE FUND INCLUDING MANAGEMENT FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
===============================================================================